UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OWENS-ILLINOIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2019. OWENS-ILLINOIS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of OWENS-ILLINOIS, INC. ONE MICHAEL OWENS WAY PERRYSBURG, OH 43551 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E67076-P20968 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 18, 2019 Date: May 16, 2019Time: 9:00 AM EDT Location: Plaza 2 O-I World Headquarters Perrysburg, Ohio

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E67077-P20968 Vote In Person: This notice serves as an admission ticket for one shareholder as of March 18, 2019 and must be presented at the door for admittance to the Annual Meeting of Share Owners. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: STAKEHOLDER LETTERNOTICE AND PROXY STATEMENTANNUAL REPORT ON FORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) 02) 03) 04) 05) 06) Gordon J. Hardie Peter S. Hellman John Humphrey Anastasia D. Kelly Andres A. Lopez Alan J. Murray 07) 08) 09) 10) 11) 12) Hari N. Nair Hugh H. Roberts Joseph D. Rupp John H. Walker Carol A. Williams Dennis K. Williams The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2019. 3. To approve the Owens-Illinois, Inc. Amended and Restated 2017 Incentive Award Plan. 4. To approve, by advisory vote, the Company's named executive officer compensation. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. E67078-P20968 Voting Items

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